                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





Date of Report (Date of earliest event reported)   December 8, 1998
                                                   ----------------



                             ST. JOHN KNITS, INC.
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             (Exact name of registrant as specified in its charter)



           California               1-11752             95-2245070
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   (State or other jurisdiction    (Commission        (IRS Employer
         of incorporation)         File Number)       Identification No.)


               17422 Derian Avenue, Irvine, California         92614
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               (Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code       (949) 863-1171
                                                  -----------------------------


                                Not Applicable
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         (Former name or former address, if changed since last report.)

ITEM 5.   OTHER EVENTS
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          A copy of the press release issued by St. John Knits, Inc., a California corporation (the "Company"), on December 8, 1998 is filed as Exhibit
99.1 to this Current Report and is incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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99.1      Press Release issued by the Company on December 8, 1998.


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 10, 1998

                                ST. JOHN KNITS, INC.



                                By:       /s/ Roger G. Ruppert
                                          ------------------------------------
                                Name:     Roger G. Ruppert
                                Title:    Senior Vice President - Finance,
                                          Chief Financial Officer

                                 EXHIBIT INDEX
                                 -------------


Exhibit
  No.         Description of Exhibit
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99.1          Press Release issued by the Company on December 8, 1998

                                       3